SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 28, 1994




                               GOULDS PUMPS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-684                               15-0321120
     (Commission File Number)                    (IRS Employer
                                              Identification No.)

     240 Fall Street, Seneca Falls, New York        13148
             (Address of principal executive offices)    (Zip code)




               Registrant's telephone number, including area code
                                 (315) 568-2811







                                   Page 1 of 8
<F50>
ITEM 2.      Transfer of Control

             Goulds Pumps, Inc. (Goulds) and Franklin Electric Co., Inc. (Franklin) announced that control of Oil Dynamics, Inc. transferred to Franklin on November 28, 1994.
             Previously, Oil Dynamics was owned and controlled equally by Goulds and Franklin.

             The change in control results from Goulds' election to receive a cash dividend in the amount of $11.7 million in lieu of a stock dividend declared by Oil Dynamics. After the cash and stock dividends have been paid, Goulds will continue to own 3% of Oil Dynamics voting stock.
             Franklin elected to take the stock dividend which will increase its interest in Oil Dynamics to 97%.

             Future results of Oil Dynamics will be consolidated into Franklin and Goulds' interest in Oil Dynamics will no longer be recorded under the "equity" method of accounting. There will be no gain or loss on the transaction for either Goulds or Franklin.

             Goulds believes the transfer of control will allow it to better focus its resources on those businesses more closely aligned to its strategic plan.

             Oil Dynamics, located in Tulsa, Oklahoma, is a producer of deep-well petroleum pumps used in the oil industry.
             It was established in 1967 under the joint control of Goulds and Franklin. Franklin is the primary supplier of motors for Goulds' domestic water systems pumps.






















                                   Page 2 of 8
<F50>
ITEM 7. Financial Statements and Pro Forma Financial Information and Exhibits

                    b.PRO FORMA CONDENSED CONSOLIDATED
                   FINANCIAL STATEMENTS (UNAUDITED)
                          GOULDS PUMPS, INC.

                   The following pro forma condensed consolidated balance sheet as of September 30, 1994, and the pro forma condensed consolidated statements of earnings for the nine month period then ended and the year ended December 31, 1993 give effect to the transfer of control of Oil Dynamics, Inc. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at September 30, 1994, while the adjustments to the pro forma condensed consolidated statements of earnings assume the transaction was consummated at the beginning of the period presented. The transfer occurred on November 28, 1994.

                   The pro forma information is based on the historical financial statements of Goulds ("GPI") with only pro forma adjustments required to reduce "Investments in Affiliates" on the condensed consolidated balance sheet and "Earnings from Affiliates" on the consolidated statements of earnings and to reflect the associated net interest earnings and income tax effects of the transaction.

                   These pro forma statements are not necessarily indicative of the results that actually would have occurred if the transfer had been in effect as of and for the periods presented or what may be achieved in the future.

















                                   Page 3 of 8
<F50>
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
September 30, 1994

(In thousands except per share data)                             PRO FORMA       PRO FORMA
                                                    GPI         ADJUSTMENTS     CONSOLIDATED

 ASSETS
  Current assets:
   Cash and cash equivalents                     $  8,578                         $  8,578
   Receivables - net                              126,730                          126,730
   Inventories                                    115,773                          115,773
   Deferred tax asset                              14,178                           14,178
   Prepaid expenses and other current assets       12,388                           12,388
     Total current assets                         277,647                         277,647


  Property, plant and equipment - net             145,497                          145,497
  Investments in affiliates                        12,955      (11,700) (a)          1,255
  Other investments                                 6,297                            6,297
  Deferred tax asset                                4,221                            4,221
  Other assets                                     13,927                           13,927

                                               $460,544                          $448,844

 LIABILITIES AND SHAREHOLDERS' EQUITY
  Current Liabilities:
   Notes payable                                 $ 28,565      (10,811) (b)       $ 17,754
   Current portion of long-term debt               25,077                           25,077
   Trade payables                                  48,224                           48,224
   Compensation and commissions                    17,756                           17,756
   Income taxes payable                               835                              835
   Dividends payable                                4,236                            4,236
   Deferred tax liability                           1,217                            1,217
   Other                                           29,285                           29,285
     Total current liabilities                    155,195                           144,384

  Long-term debt                                   34,650                           34,650
  Pension                                          18,102                           18,102
  Other postretirement benefit obligation          55,068                           55,068
  Deferred tax liability and other                  4,252         (889) (c)          3,363

SHAREHOLDERS' EQUITY:
   Common stock - $1.00 par value; authorized
   90,000,000; issued and outstanding
   21,181,158 and 21,153,966 shares,
   respectively                                    21,181                           21,181
   Additional paid-in capital                      57,448                           57,448
   Retained earnings                              124,586                          124,586
   Cumulative translation adjustments and other    (9,938)                            (9,938)


     Total shareholders' equity                  193,277                          193,277

                                                $460,544                         $448,844


<F54>
(a) Record effect of cash dividend received from Oil Dynamics, Inc. on investments.

(b) Reflect the use of the dividend to reduce outstanding short-term notes payable.

(c) Reflect impact of the transaction on deferred income tax assets and liabilities.

                                       Page 4 of 8
<F50>
Pro Forma Condensed Consolidated Statement of Earnings (Unaudited) For the nine months ended September 30, 1994



(In thousands except per share data)                            PRO FORMA      PRO FORMA
                                                      GPI       ADJUSTMENTS     CONSOLIDATED

Net sales                                           $443,739                     $443,739

Cost and expenses:
 Cost of sales                                      314,209                      314,209
 Selling, general and administrative expenses        86,222                       86,222
 Research and development expenses                    7,951                        7,951
 Provision for environmental litigation fees          3,454                        3,454
 Earnings from affiliates                              (606)      532  (a)           (74)
 Interest expense                                     4,794      (364) (b)         4,430
 Interest income                                      (2,762)                       (2,762)
 Other expense                                        3,247                        3,247

Earnings before income taxes                         27,230       168             27,062
Income taxes                                         10,353       (40) (c)        10,313

Net earnings                                       $ 16,877      $128           $ 16,749


Net earnings per common share                      $    .80     $ .01           $    .79


Weighted Average Shares Outstanding
 (in thousands)                                      21,171                       21,171



<F54>
(a)   Reflects the impact on earnings from affiliates assuming the dividend transaction occurred on January 1, 1994.

(b)   Reflects the impact on interest expense due to the reduction of short-term notes payable by cash dividend amount as of January 1, 1994.

(c)   Reflects the impact on income taxes assuming the transaction occurred on January 1,
      1994.



















                                       Page 5 of 8
<F50>
Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 1993


(In thousands except per share data)                            PRO FORMA       PRO FORMA
                                                     GPI       ADJUSTMENTS    CONSOLIDATED

Net sales                                          $555,692                    $555,692


Costs and expenses
Cost of sales                                       399,374                     399,374
Selling, general and administrative expenses        115,153                     115,153
Research and development expenses                     7,177                       7,177
Earnings from investments and affiliates             (4,569)    4,385  (a)         (184)
Interest expense                                      5,403      (389) (b)        5,014
Interest income                                      (1,909)                     (1,909)
Other expense                                           648                         648

                                                    521,277     3,996           525,273

Earnings before income taxes and
 cumulative effect of accounting change              34,415                      30,419
Income taxes                                         10,841      (332)           10,509

Earnings before cumulative effect of
  accounting change                                  23,574     3,664            19,910
Cumulative effect of accounting change,
  net of income tax benefit                          (1,026)                     (1,026)


Net earnings                                       $ 22,548    $ 3,664          $ 18,884

Net earnings per common share
  Earnings before cumulative effect of
  accounting change                               $   1.12     $  .18          $   .94
 Cumulative effect of accounting change               (.05)                       (.05)


Net earnings per common share                     $   1.07     $  .18          $   .89


Weighted Average Shares Outstanding
  (in thousands)                                    21,126                       21,126

<F54>
(a)   Reflects the impact on earnings from affiliates assuming the dividend transaction occurred on January 1, 1993.

(b)   Reflects the impact on interest expense due to the reduction of short-term notes payable by cash dividend amount as of January 1, 1993.

(c)   Reflects the impact on income taxes assuming the transaction occurred on January 1,
      1993.










                                       Page 6 of 8
<F50>
ITEM 7.          Financial Statements and Exhibits

             C.    Exhibits.

                   Since the transaction did not involve a
                   disposition of shares, but rather resulted from the Company's election to receive cash in lieu of a stock dividend from Oil Dynamics, Inc., there are no agreements or contracts to be filed in relation to Item 7.

















































                                   Page 7 of 8
<F50>





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GOULDS PUMPS, INCORPORATED



Date:  December 12, 1994            By:s/John P. Murphy
                                       John P. Murphy
                                       Vice President-Finance and
                                       Chief Financial Officer

                                       (Mr. Murphy is Chief
                                       Financial Officer and has
                                       been duly authorized to sign
                                       on behalf of the Registrant.)
































                                    Page 8 of 8